UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 21, 2022

Cavitation Technologies, Inc.

(Exact name of registrant as specified in its charter)

Nevada	02-9901	20-4907818
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

10019 Canoga Ave.

Chatsworth, California 91311

(Address of Principal Executive Offices) (Zip Code)

(818) 718-0905

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 5 — CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Financial Officer

Effective October 21, 2022, Cavitation Technologies, Inc. (the “Company”), appointed James W. Creamer III as Chief Financial Officer (“CFO”) of the Company. In connection with his appointment, Mr. Creamer will act as the principal financial officer of the Company. In his role as CFO, Mr. Creamer will receive a bi-weekly salary of $2,000.

Mr. Creamer is 57 years old. Mr. Creamer has served as Chief Financial Officer for several publicly traded and private companies since 2005 following a fifteen-year investment banking career. Since 2011, Mr. Creamer has been the Principal of Corporate Solution Advisors, LLC which offers outsourced, fractional CFO services to small, growth-oriented companies in various industries including technology, video game development, mining, oil & gas, and real estate. Between 1990 and 2005, Mr. Creamer held positions as Vice President of Commercial Banking at Vectra Bank Colorado, Vice President of Investment Banking at J.P. Turner & Company, Director of Equity Research at Global Capital Securities and Vice President of Institutional Fixed Income Sales at Hanifen Imhoff, Inc. Mr. Creamer received a Bachelor of Science degree in Finance from Arizona State University and holds the Chartered Financial Analyst (CFA) designation.

There is no arrangement between Mr. Creamer and any other person pursuant to which Mr. Creamer was appointed CFO of the Company. There is no family relationship between Mr. Creamer and any director or executive officer of the Company. There are no transactions in which Mr. Creamer has an interest requiring disclosure under Item 404(a) of Regulation S-K.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Cavitation Technologies, Inc.

By	/s/ Naum Voloshin
Name: Naum Voloshin Title: CEO

Date:  November 4, 2022

3